Exhibit 99.2

                              TERMINATION AGREEMENT


         TERMINATION AGREEMENT (this "Agreement"), dated as of May 9, 2001, terminating the Lock-Up Agreement, dated as of March 31, 1999 (the "Lock-Up Agreement"), by and among Allis-Chalmers Corporation, a Delaware corporation (the "Company"), the Pension Benefit Guaranty Corporation, a United States government corporation acting in its individual capacity and as trustee of the Allis-Chalmers Consolidated Pension Plan (the "PBGC"), AL-CH Company, L.P., a Delaware partnership ("AL-CH"), Wells Fargo Bank, as trustee under that certain Amended and Restated Retiree Health Trust Agreement for UAW Retired Employees of the Company (the "UAW Trust"), and Firstar Trust Company, as trustee under that certain Amended and Restated Retiree Health Trust Agreement for non-UAW Retired Employees of the Company (the "Non-UAW Trust").

         WHEREAS, as of the date hereof, Allis-Chalmers Acquisition Corp., a Delaware corporation and wholly-owned subsidiary (the "Sub") of the Company, is merging with and into OilQuip Rentals, Inc., a Delaware corporation ("OilQuip"), pursuant to the Agreement and Plan of Merger, dated on or about the date hereof (the "Merger Agreement"), among the Company, the Sub and OilQuip;

         WHEREAS, the Company, the PBGC, AL-CH, the UAW Trust and the Non-UAW Trust (collectively, the "Parties") each desire to terminate the Lock-Up Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Lock-Up Agreement is hereby terminated in all respects, effective as of the date hereof, and each party thereto is hereby relieved of any and all obligations thereunder from and after such date. Without limiting the generality of the foregoing, the parties hereby waive any and all notice requirements specified in the Lock-Up Agreement with respect to the termination thereof.

         2. This Agreement constitutes the entire agreement, and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

         3. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, heirs and legal representatives.

         4. The parties hereto hereby agree to execute and deliver any further instruments, certificates and documents as may be reasonably requested from each such party by any of the parties hereto in order to carry out the terms and conditions of this Agreement.


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         5. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument. This Agreement may be executed by facsimile, and a facsimile signature shall have the same force and effect as an original signature on this Agreement.

         6. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed in that state, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                         ALLIS-CHALMERS CORPORATION

                                         By:    /s/   John T. Grigsby, Jr.
                                                -----------------------------
                                                John T. Grigsby, Jr.
                                                Chief Financial Officer


                                         PENSION BENEFIT GUARANTY CORPORATION

                                         By:    /s/ Hazel Broadney
                                                -------------------------
                                                Hazel Broadney
                                                Acting Chief Financial Officer


                                         AL-CH COMPANY, L.P.

                                         By:    /s/ Robert Nederlander
                                                -----------------------------
                                                Robert Nederlander



                                         AMENDED AND RESTATED RETIREE HEALTH
                                         TRUST AGREEMENT FOR UAW RETIRED
                                         EMPLOYEES OF ALLIS-CHALMERS CORPORATION

                                         BY: WELLS FARGO BANK, TRUST

                                         By:    /s/ Richard Lichtenstein
                                                -----------------------------
                                                Richard Lichtenstein
                                                Chair, A-C/UAW Trust

                                         AMENDED AND RESTATED RETIREE HEALTH
                                         TRUST AGREEMENT FOR NON-UAW RETIRED
                                         EMPLOYEES OF ALLIS-CHALMERS CORPORATION

                                         BY: FIRSTAR TRUST COMPANY


                                         By:    /s/ William J. Bloskey
                                                --------------------------
                                                William J. Bloskey
                                                Vice President